                                                                    Exhibit 99.1

                              Attachment to Form 4

                             JOINT FILER INFORMATION

Name and Address:                                 Daniel S. Loeb
                                                  c/o Third Point LLC
                                                  390 Park Avenue
                                                  New York, New York 10022

Date of Earliest Transaction Required
to be Reported                                    07/08/08
Issuer and Ticker Symbol:                         Baseline Oil & Gas Corp.
                                                  (BOGA)
Relationship to Issuer:                           10% Owner (1)(4)
Designated Filer:                                 Third Point LLC

TABLE I INFORMATION

Title of Security:                                Common Stock, par value $0.001
                                                  per share
Transaction Date:                                 07/09/08
Transaction Code:                                 P
Amount of Securities:                             106,100
Securities Acquired (A) or Disposed of (D):       A
Price:                                            $0.450
Amount of Securities Beneficially Owned
Following Reported Transactions:                  106,100
Ownership Form:                                   I
Nature of Indirect Beneficial Ownership           (1)(4)

Title of Security:                                Common Stock, par value $0.001
                                                  per share
Transaction Date:                                 07/16/08
Transaction Code:                                 P
Amount of Securities:                             25,000
Securities Acquired (A) or Disposed of (D):       A
Price:                                            $0.400
Amount of Securities Beneficially Owned
Following Reported Transactions:                  131,100
Ownership Form:                                   I
Nature of Indirect Beneficial Ownership           (1)(4)

Title of Security:                                Common Stock, par value $0.001
                                                  per share
Transaction Date:                                 07/17/08
Transaction Code:                                 P
Amount of Securities:                             130,000
Securities Acquired (A) or Disposed of (D):       A
Price:                                            $0.502
Amount of Securities Beneficially Owned
Following Reported Transactions:                  261,100
Ownership Form:                                   I
Nature of Indirect Beneficial Ownership           (1)(4)

Title of Security:                                Common Stock, par value $0.001
                                                  per share
Transaction Date:                                 07/17/08
Transaction Code:                                 P
Amount of Securities:                             170,000
Securities Acquired (A) or Disposed of (D):       A
Price:                                            $0.482
Amount of Securities Beneficially Owned
Following Reported Transactions:                  431,100
Ownership Form:                                   I
Nature of Indirect Beneficial Ownership           (1)(4)

Title of Security:                                Common Stock, par value $0.001
                                                  per share
Transaction Date:                                 07/17/08
Transaction Code:                                 P
Amount of Securities:                             55,000
Securities Acquired (A) or Disposed of (D):       A
Price:                                            $0.478
Amount of Securities Beneficially Owned
Following Reported Transactions:                  486,100
Ownership Form:                                   I
Nature of Indirect Beneficial Ownership           (1)(4)

Title of Security:                                Common Stock, par value $0.001
                                                  per share
Transaction Date:                                 07/18/08
Transaction Code:                                 C
Amount of Securities:                             62,018,850
Securities Acquired (A) or Disposed of (D):       A
Price:                                            (2)
Amount of Securities Beneficially Owned
Following Reported Transactions:                  62,504,950
Ownership Form:                                   I
Nature of Indirect Beneficial Ownership           (1)(4)

TABLE II INFORMATION

Title of Derivative Security:                     14% Senior Subordinated
                                                  Convertible Secured Notes
                                                  due 2013
Conversion or Exercise Price of
Derivative Security                               (2)
Transaction Date:                                 07/08/08
Transaction Code:                                 P
Number of Derivative Securities Acquired (A):     $2,140,000 (3)
Date Exercisable                                  10/01/2007
Expiration Date:                                  10/01/2013
Title of Underlying Securities:                   Common Stock
Amount of Underlying Securities:                  2,972,460
Price of Derivative Security:                     $1,883,200
Number of Derivative Securities Beneficially
Owned Following Reported Transactions             $42,265,000 (3)(4)
Ownership Form of Derivative Security:            I
Nature of Indirect Beneficial Ownership:          (1)(4)

Title of Derivative Security:                     14% Senior Subordinated
                                                  Convertible Secured Notes
                                                  due 2013

Conversion or Exercise Price of
Derivative Security                               (2)
Transaction Date:                                 07/09/08
Transaction Code:                                 P
Number of Derivative Securities Acquired (A):     $2,675,000 (3)
Date Exercisable                                  10/01/2007
Expiration Date:                                  10/01/2013
Title of Underlying Securities:                   Common Stock
Amount of Underlying Securities:                  3,715,575
Price of Derivative Security:                     $2,501,125
Number of Derivative Securities Beneficially
Owned Following Reported Transactions             $44,940,000 (3)(4)
Ownership Form of Derivative Security:            I
Nature of Indirect Beneficial Ownership:          (1)(4)

Title of Derivative Security:                     14% Senior Subordinated
                                                  Convertible Secured Notes
                                                  due 2013

Conversion or Exercise Price of
Derivative Security                               (2)
Transaction Date:                                 07/16/08
Transaction Code:                                 P
Number of Derivative Securities Acquired (A):     $1,000,000 (3)
Date Exercisable                                  10/01/2007
Expiration Date:                                  10/01/2013
Title of Underlying Securities:                   Common Stock
Amount of Underlying Securities:                  1,389,000
Price of Derivative Security:                     $1,010,000
Number of Derivative Securities Beneficially
Owned Following Reported Transactions             $45,940,000 (3)(4)
Ownership Form of Derivative Security:            I
Nature of Indirect Beneficial Ownership:          (1)(4)

Title of Derivative Security:                     14% Senior Subordinated
                                                  Convertible Secured Notes
                                                  due 2013

Conversion or Exercise Price of
Derivative Security                               (2)
Transaction Date:                                 07/16/08
Transaction Code:                                 P
Number of Derivative Securities Acquired (A):     $3,210,000 (3)
Date Exercisable                                  10/01/2007
Expiration Date:                                  10/01/2013
Title of Underlying Securities:                   Common Stock
Amount of Underlying Securities:                  4,458,690
Price of Derivative Security:                     $3,210,000
Number of Derivative Securities Beneficially
Owned Following Reported Transactions             $49,150,000 (3)(4)
Ownership Form of Derivative Security:            I
Nature of Indirect Beneficial Ownership:          (1)(4)

Title of Derivative Security:                     14% Senior Subordinated
                                                  Convertible Secured Notes
                                                  due 2013

Conversion or Exercise Price of
Derivative Security                               (2)
Transaction Date:                                 07/17/08
Transaction Code:                                 S
Number of Derivative Securities Disposed of (D):  $36,970,000 (3)
Date Exercisable                                  10/01/2007
Expiration Date:                                  10/01/2013
Title of Underlying Securities:                   Common Stock
Amount of Underlying Securities:                  51,351,330
Price of Derivative Security:                     $36,970,000
Number of Derivative Securities Beneficially
Owned Following Reported Transactions             $12,180,000 (3)(4)
Ownership Form of Derivative Security:            I
Nature of Indirect Beneficial Ownership:          (1)(4)

Title of Derivative Security:                     14% Senior Subordinated
                                                  Convertible Secured Notes
                                                  due 2013

Conversion or Exercise Price of
Derivative Security                               (2)
Transaction Date:                                 07/17/08
Transaction Code:                                 P
Number of Derivative Securities Acquired (A):     $36,970,000 (3)
Date Exercisable                                  10/01/2007
Expiration Date:                                  10/01/2013
Title of Underlying Securities:                   Common Stock
Amount of Underlying Securities:                  51,351,330
Price of Derivative Security:                     $36,970,000
Number of Derivative Securities Beneficially
Owned Following Reported Transactions             $49,150,000 (3)(4)
Ownership Form of Derivative Security:            I
Nature of Indirect Beneficial Ownership:          (1)(4)

Title of Derivative Security:                     14% Senior Subordinated
                                                  Convertible Secured Notes
                                                  due 2013

Conversion or Exercise Price of
Derivative Security                               (2)
Transaction Date:                                 07/18/08
Transaction Code:                                 C
Number of Derivative Securities Disposed of (D):  $44,650,000 (3)
Date Exercisable                                  10/01/2007
Expiration Date:                                  10/01/2013
Title of Underlying Securities:                   Common Stock
Amount of Underlying Securities:                  62,018,850
Price of Derivative Security:                     $0 (2)
Number of Derivative Securities Beneficially
Owned Following Reported Transactions             $4,500,000 (3)(4)
Ownership Form of Derivative Security:            I
Nature of Indirect Beneficial Ownership:          (1)(4)